EXHIBIT 10.36
                                                                   -------------



                               PALWEB CORPORATION
                        INCENTIVE STOCK OPTION AGREEMENT


         This Agreement made and entered into effective _____________, by and between PalWeb Corporation, a Delaware corporation ("Company"), and ______________, an employee of the Company, or a subsidiary of the Company ("Optionee").

                                   WITNESSETH:

         WHEREAS, the PalWeb Corporation Stock Option Plan ("Option Plan"), provides that the Company may grant to the Optionee options to purchase shares of its common stock, par value $.10 per share ("Common Stock").

         NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, the parties agree as follows:

         1. GRANT OF OPTION. Subject to the terms contained herein, the Company hereby grants to the Optionee as of the date set forth above, the right and option, herein called the "Option," to purchase all or any part of an aggregate number of __________ shares of the Common Stock covered by the Option. The Option shall be an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code so long as the Optionee remains an employee.

         2. PURCHASE PRICE. The purchase price of the shares of Common Stock covered by the Option shall be $_______ per share, subject to adjustment as provided in Paragraph 6 hereof, which price shall be equal to 100% of the Fair Market Value (as defined below) of such shares on the date hereof.

         3. TERM OF OPTION. The Option granted hereunder shall become vested and exercisable as set forth below:

         NUMBER OF SHARES                       DATE EXERCISABLE



After the Option becomes exercisable, it may thereafter be exercised, as to the number of shares becoming exercisable, at any time and from time to time until ten (10) years after the effective date hereof, or for such other period set forth in Paragraph 5 hereof. Except as provided in Paragraph 5 hereof, the Option may not be exercised at any time unless the Optionee shall have been in continuous employment with the Company or a subsidiary or in continuous service on the Board from the effective date hereof to the date of the exercise of the Option.

         4. TRANSFERABILITY. Except as otherwise provided below, neither the Option nor any other right under this Agreement shall be assignable or transferable by the Optionee, other than by will or the laws of descent and distribution, and any attempted assignment, transfer, pledge, hypothecation or other disposition of the Option, and the levy of any execution, attachment or similar process upon the Option, shall be null and void and without effect.

         Notwithstanding the restrictions on transfer set forth above, the Optionee may, with the prior consent of the Board of Directors or Compensation Committee of the Board of Directors (either referred to as the "Committee"), transfer all or any portion of the Option to "Permitted Transferees" (as defined below), provided that there may be no consideration paid for any such transfer. Subsequent transfer of any transferred Option shall be prohibited except (i) transfers by a transferee in accordance with the first paragraph of this Section by will or the laws of descent and distribution and (ii) transfers by a transferee, conducted in accordance with the procedures and limitations of this paragraph applicable to transfers by the Optionee to another person or entity that is also a Permitted Transferee of the Optionee. Following transfer, the events of termination of service set forth elsewhere herein shall continue to be applied with respect to the original Optionee, and, following the occurrence of any such event, the transferred Option shall be exercisable by the transferee only to the extent, and for the periods, specified elsewhere herein. The Optionee shall remain responsible for the payment of federal, state and local taxes and other amounts as may be required to be withheld by the Company in connection with the exercise of any transferred portion of the Option. In connection with any transfer of the Option pursuant to this paragraph, the Optionee shall surrender this Agreement to the Secretary of the Company, and the Company shall furnish to the transferee, and, if the transfer relates to less than all of the Option, to the Optionee, a new option agreement of like tenor as this Agreement representing the right to acquire the appropriate number of shares.

         For purposes of the foregoing, the term "Permitted Transferees" means
(i) the spouse, children or grandchildren of the Optionee ("Immediate Family Members"), (ii) a trust or trusts for the exclusive benefit of Immediate Family Members, (iii) a partnership in which Immediate Family Members are the only permitted partners, or (iv) a limited liability company in which Immediate Family Members are the only permitted members and managers.

         5. TERMINATION OF SERVICE; DEATH OF OPTIONEE. In the event of termination of employment for any reason other than death or termination for cause, any vested portion of the Option shall be exercisable by Optionee or his legal representative within three (3) months of the date of termination as to all then vested portions; provided, however, the Board of Directors may, in its sole discretion, approve acceleration of the vesting of any unvested portions of the Option.

         If the Optionee's employment with the Company or service on the Board is terminated for cause, the Option shall terminate as of the date of such termination of employment or service on the Board, and the Optionee shall have no further rights to exercise any portion of the Option. "Termination for Cause" means any discharge for violation or the policies and the procedures of the Company or for other job performance or conduct that is detrimental to the best interests of the Company, as determined by the Committee in its sole discretion, or removal from the Board for cause in accordance with applicable law and the Certificate of Incorporation and By-Laws of the Company. In no event may the Option be exercised more than ten (10) years after the effective date hereof.

         In the event of the death of Optionee while employed or in service on the Board, the Option shall be exercisable in full by the heirs or other legal representatives of the Optionee at any time within twelve (12) months following the date of death. In the event of termination of service on the Board, for any reason other than death or termination for cause, the Option shall be exercisable by the Optionee or his legal representative within three months of the date of termination.

         Notwithstanding the foregoing, in the event Optionee ceases to be employed by the Company but continues to serve as a director of the Company, all of such Optionee's options shall not expire three (3) months following the date of termination of employment with the Company, but instead shall continue in full force and effect until the Optionee ceases to be a director of the Company, but in no event beyond the stated expiration date of the options as set forth in
Section 2 above. Termination of any such option in connection with the Optionee's termination of service as a director shall be in accordance with the applicable provisions of the Option Plan; provided, however, that (i) the terms "employ" and "employment" as used therein shall be replaced with the terms "service" and "service on the Board of Directors," respectively, and (ii) the phrase "termination for cause" shall mean any removal from the Board of Directors for cause in accordance with applicable law and the Certificate of Incorporation and By-Laws of the Company.

         6.       REORGANIZATIONS AND RECAPITALIZATIONS OF THE COMPANY.

                  a. Subject to the other provisions of this Agreement, the existence of the Option granted hereunder shall not affect or restrict in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Common Stock or the rights thereof, any issue of shares of Common Stock or shares of any other class of capital stock or warrants or rights to acquire such shares, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any corporate act or proceeding, whether of a similar character or otherwise.

                  b. In the event of any change in capitalization affecting the Common Stock of the Company, such as a stock dividend, stock split, recapitalization, merger, consolidation, split-up, combination or exchange of shares or other form of reorganization, liquidation, sale of assets or any other change affecting the Common Stock ("Change in Capitalization") a proportionate adjustment shall be made with respect to the aggregate number of shares of Common Stock covered by this Option and the price per share to the end that the Optionee shall be entitled to receive the same number and kind of stock, securities, cash, property or other consideration as if this Option had been exercised immediately preceding such Change in Capitalization.

                  c. In the event of a Change in Control (as defined below) of the Company, the Optionee will be permitted to surrender for cancellation within sixty (60) days after such Change in Control, the Option or portion of the Option to the extent not yet exercised and the Optionee will be entitled to receive a cash payment in an amount equal to the excess, if any, of (A) the Fair Market Value (as defined below) on the date preceding the date of surrender, of the shares subject to the Option or portion thereof surrendered, over (B) the aggregate exercise price for the shares under the Option or portion thereof surrendered.

                  d. A "Change in Control" of the Company shall mean the consummation of an occurrence after the effective date of the Plan of:

                         i. An acquisition (other than directly from the Company) of any voting securities of the Company (the "Voting Securities") by any "Person" (as the term person is used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934 (the "Exchange Act")) immediately after which such Person has "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of fifty percent (50%) or more of the combined voting power of the Company's then outstanding Voting Securities;

                         ii. The individuals who, as of the date of adoption of the Plan by the Board, are members of the Board (the "Incumbent Board"), cease for any reason to constitute at least two-thirds of the members of the Board; provided, however, that if the election, or nomination for election by the Company's common stockholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of this Plan, be considered as a member of the Incumbent Board; provided further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "election contest" (as described in Rule 14A-11 promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

                         iii.   The consummation of:

                                (1) A merger, consolidation or reorganization involving the Company, unless

                                      (a) the stockholders of the Company,
                                immediately before such merger, consolidation or reorganization, own, directly or indirectly immediately following such merger, consolidation or reorganization, at least sixty percent (60%) of the combined voting power of the outstanding voting securities of the corporation resulting from such merger or consolidation or reorganization (the "Surviving Corporation") in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation or reorganization,

                                      (b) the individuals who were members of
                                the Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least two-thirds of the members of the board of directors of the Surviving Corporation, and

                                      (c) no Person other than (a) the Company,
                                any Subsidiary, any employee benefit plan (or any trust forming a part thereof) maintained by the Company, the Surviving Corporation, or any Subsidiary or (b) any Person who, immediately prior to such merger, consolidation or reorganization had Beneficial Ownership of fifty percent (50%) or more of the then outstanding Voting Securities has Beneficial Ownership of fifty percent (50%) or more of the combined voting power of the Surviving Corporation's then outstanding voting securities;

                                (2) A complete liquidation or dissolution of the
                         Company; or

                                (3) An agreement for the sale or other
                         disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to a Subsidiary).

                         Notwithstanding the foregoing, a Change in Control
                  shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the outstanding Voting Securities as a result of the acquisition of Voting Securities by the Company which, by reducing the number of Voting Securities outstanding, increases the proportional number of shares Beneficially Owned by the Subject Person, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional Voting Securities which increases the percentage of the then outstanding Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur.

         7. METHOD OF EXERCISING OPTION. The Option may be exercised, in whole or in part, by written notification to the Company accompanied by cash or a certified check for the aggregate purchase price of the number of shares being purchased, or upon exercise of the Option, the Optionee shall be entitled, without the requirement of further approval or other action by the Committee, to pay for the shares (i) by tendering stock of the Company that has been owned by the Optionee for at least six (6) months with such stock to be valued at the Fair Market Value (as defined below) on the date immediately preceding the date of exercise or (ii) with a combination of cash and stock that has been owned by the Optionee for at least six (6) months as provided above.

         In addition, upon exercise of the Option, the Optionee may, with the prior approval of the Committee, pay for the shares (a) by tendering stock of the Company already owned by the Optionee but that has not been held by the Optionee for at least six (6) months with such stock to be valued at the Fair Market Value (as defined below) on the date immediately preceding the date of exercise, (b) surrendering a portion of the Option with such surrendered portion to be valued based on the difference between the Fair Market Value (as defined below) of the shares surrendered on the date immediately preceding the date of exercise and the aggregate option purchase price of the shares surrendered ("Surrender Value"), or (c) with a combination of cash, stock of the Company that has not been held by the Optionee for at least six (6) months or surrender of options.

         The Committee may also permit the Optionee simultaneously to exercise the Option and sell the shares of Common Stock thereby acquired, pursuant to a brokerage or similar arrangement, approved in advanced by the Committee, and use the proceeds from such sale as payment of the purchase price of the shares being acquired upon exercise of the Option.

         Notwithstanding any provision hereof, the obligation of the Company to sell and deliver shares under the Option shall be subject to all applicable laws, rules and regulations and to such approvals by any governmental agencies or national securities exchange as may be required. The Optionee shall not exercise any portion of the Option and the Company will not be obligated to issue any shares under the Option if the exercise thereof or if the issuance of the shares shall constitute a violation by the Optionee or the Company of any applicable law or regulation. If the shares of Common Stock have not been registered, the Company may require that as a condition to exercise any option, the optionee execute an investment letter. The Company may require as a condition to the issuance of any shares of Common Stock upon exercise of the Option that the Optionee remit an amount sufficient, in the Company's opinion, to satisfy all FICA, federal, state or other withholding tax requirements related to the exercise of the Option. The Optionee shall be entitled, without the requirement of further approval or other action by the Committee, to satisfy such obligation in whole or in part (i) by tendering stock of the Company already owned by the Optionee with such stock to be valued at the Fair Market Value (as defined below) on the date immediately preceding the date of exercise of the Option, (ii) by surrendering a portion of the Option with such surrendered Option covering shares having a Surrender Value equal to the amount of such requirement, or (iii) by a combination of cash, stock of the Company or surrender of a portion of the Option.

         8. RIGHTS AS A STOCKHOLDER. The Optionee shall have no rights as a stockholder with respect to any shares covered by the Option until the date of issuance of a stock certificate to him for such shares.

         9. SUBSIDIARY. As used herein, the term "Subsidiary" shall mean any present or future corporation in which the Company has a proprietary interest (but only if the Company owns, directly or indirectly, stock possessing not less than fifty percent (50%) of the total combined voting power of all classes of stock in such corporation), as the Board shall determine from time to time.

         10. FAIR MARKET VALUE. "Fair Market Value" means the average of the high and low sales prices of the shares of Common Stock on any national securities exchange on which the shares are listed on the day on which such value is to be determined or, if no shares were traded on such day, on the next preceding day on which shares were traded, as reported by such exchange, by National Quotation Bureau, Inc. or other national quotation service. If the Common Stock is not listed on a national securities exchange, Fair Market Value means the average of the reported high and low sales prices of the shares of Common Stock in the over-the-counter market on the date on which such value is to be determined as reported by a widely followed quotation service such as Yahoo Finance, MSN Investor, Raging Bull or similar sites, or, if such prices are not available, the last sales price on such day or, if no shares were traded on such day, on the next preceding day on which the shares were traded, as reported by the National Association of Securities Dealers Automatic Quotation System (NASDAQ) or other national quotation service. If at any time shares of Common Stock are not traded on an exchange or in the over-the-counter market, Fair Market Value shall be the value determined by the Committee, taking into consideration those factors affecting or reflecting value that they deem appropriate. For purposes of determining the purchase price of an incentive stock option, Fair Market Value shall in any event be determined in accordance with Section 422 of the Code.

         11. OPTION PLAN. The terms of the Option and the rights and responsibilities of the parties hereto shall be governed by the Option Plan. In the event of any inconsistency between the terms of the Agreement and the Option Plan, the terms of the Option Plan shall control.

         IN WITNESS WHEREOF the parties hereto have executed this Stock Option Agreement as of the day and year first above written.


COMPANY:                                    PALWEB CORPORATION


                                            By: _________________________



OPTIONEE:

                                                _________________________